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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2006



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900

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                              MICHIGAN                                                    38-2007430
   (State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)


               ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                                      48226-5099
              (Address of Principal Executive Offices)                                    (Zip Code)
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      (Registrant's telephone number, including area code): (313) 227-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01. REGULATION FD DISCLOSURE.

      On March 1, 2006, Compuware completed the acquisition of privately held ProviderLink, Inc. ("ProviderLink") in a merger transaction for a total of $12 million in cash. The closing of the transaction was announced in a press release dated March 1, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1     Press release dated March 1, 2006



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       COMPUWARE CORPORATION


Date: March 1, 2006                            By:   /s/ Laura L. Fournier
                                                     ------------------------
                                                     Laura L. Fournier
                                                     Senior Vice President
                                                     Chief Financial Officer

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                                  Exhibit Index
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Exhibit           Description of Exhibit
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99.1              Press release dated March 1, 2006
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